Supplement to

SUMMIT MUTUAL FUNDS, INC.
Calvert Short-Term Government Fund
Calvert High Yield Bond Fund

Statement of Additional Information dated January 31, 2009

Date of Supplement: August 4, 2009

The Board of Directors of Summit Mutual Funds, Inc., a Maryland corporation, approved a resolution to reorganize each of Calvert Short-Term Government Fund and Calvert High Yield Bond Fund (each, a “Merging Fund”) into an identical and newly created series of The Calvert Fund, a Massachusetts business trust.  Each new series would have the same investment objective, policies, strategies and restrictions as the corresponding Merging Fund; and each reorganization is intended to be a tax-free reorganization under the Internal Revenue Code.

Each reorganization is subject to shareholder approval.  Proxy materials, including the Agreement and Plan of Reorganization and a further explanation of the proposed transaction, have been sent to shareholders of each Merging Fund.  If approved by shareholders, each reorganization is expected to be completed on or about September 18, 2009.

Filings have been made with the Securities and Exchange Commission detailing the proposed reorganizations.